                                                                    EXHIBIT 99.1


                                  VAXCEL, INC.
                    PRO FORMA CONDENSED FINANCIAL INFORMATION


The accompanying Pro Forma Condensed Balance Sheet as of December 31, 1998 and the related Pro Forma Condensed Statement of Operations for the year ended December 31, 1998 give effect as of April 1, 1999, to the assignment by Vaxcel, Inc. ("Vaxcel") to Innovax Corporation ("Innovax") of the License Agreement dated August 1998 (the "License Agreement") between Vaxcel and the Southern Research Institute ("SRI").

The pro forma adjustments assume that the assignment of the License Agreement occurred as of December 31, 1998 in the case of the Pro Forma Condensed Balance Sheet, and as of January 1, 1998 in the case of the Pro Forma Condensed Statement of Operations.

These pro forma financial statements have been prepared by management of Vaxcel and should be read in conjunction with the historical financial statements of Vaxcel. The historical balances represent the financial position and results of operations for Vaxcel and have been prepared in accordance with generally accepted accounting principles. The pro forma statements are based on certain assumptions and estimates and do not purport to be indicative of the financial position or results of operations that might have occurred, nor are they necessarily indicative of future results.

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                                 VAXCEL, INC.

                       PRO FORMA CONDENSED BALANCE SHEET

                               DECEMBER 31, 1998

                                  (UNAUDITED)

                                                                                          Pro Forma
                                                                       Historical        Adjustments    Ref       Pro Forma
                                                                    ----------------  ----------------------  ----------------
ASSETS
    Current assets:
      Cash and cash equivalents                                     $         2,900   $      600,000   (1)    $       446,900
                                                                                            (156,000)  (2)
      Accounts receivable                                                     5,808                                     5,808
      Note receivable                                                       300,000                                   300,000
      Other current assets                                                    5,308                                     5,308
                                                                    ---------------   --------------          ---------------
        Total current assets                                                314,016          444,000                  758,016
    Net property and equipment                                                6,597                                     6,597
    Other assets:
      Acquired developed technology and other intangibles, net              600,000         (600,000)  (1)                  -
      Other                                                                  55,674                                    55,674
                                                                    ---------------   --------------          ---------------
        Total other assets                                                  655,674         (600,000)                  55,674
                                                                    ===============   ==============          ===============
    Total assets                                                    $       976,287   $     (156,000)         $       820,287
                                                                    ===============   ==============          ===============


LIABILITIES AND STOCKHOLDER'S EQUITY
    Current liabilities:
      Accounts payable                                              $       221,885                           $       221,885
      Accrued liabilities                                                   214,483                                   214,483
      Amounts due to affiliates                                             181,758         (156,000)  (2)             25,758
                                                                    ---------------   --------------          ---------------
        Total current liabilities                                           618,126         (156,000)                 462,126
    Stockholder's equity:
      Preferred stock
                                                                                  -                                         -
      Common stock                                                           10,995                                    10,995
      Additional paid-in capital                                         12,485,767                                12,485,767
      Accumulated deficit                                               (12,138,601)                              (12,138,601)
                                                                    ---------------   --------------          ---------------
        Total stockholder's equity                                          358,161                -                  358,161
                                                                    ===============   ==============          ===============
    Total liabilities and stockholder's equity                      $       976,287   $     (156,000)         $       820,287
                                                                    ===============   ==============          ===============


(1) To record net proceeds received from the sale of the assets.

(2) To record repayment of convertible notes.

                                 VAXCEL, INC.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                         YEAR ENDED DECEMBER 31, 1998

                                  (UNAUDITED)

                                                                               Pro Forma
                                                            Historical        Adjustments    Ref        Pro Forma
                                                          ----------------  ----------------------   ---------------
Revenues:
    Collaborative and grant revenue                       $       166,882                            $      166,882
    License fees                                                   75,000          (75,000)  (4)                  -
    Interest income                                                12,589                                    12,589
                                                          ----------------  ----------------         ---------------
                                                                  254,471          (75,000)                 179,471

Expenses:
    Research and development                                      916,366                                   916,366
    Selling, general and administrative                         1,051,993         (282,732)  (1)            400,617
                                                                                  (368,644)  (2)
    Impairment loss                                             3,212,615           282,732  (1)          3,495,347
    Interest expense                                               66,786          (66,786)  (3)                  -
                                                          ----------------  ----------------         ---------------
                                                                5,247,760         (435,430)               4,812,330
                                                          ----------------  ----------------         ---------------

Net loss                                                  $    (4,993,289)  $      360,430           $   (4,632,389)
                                                          ================  ================         ===============

Net loss per common share                                 $         (0.45)                           $        (0.42)
                                                          ================                           ===============

Weighted average shares outstanding                            10,996,905                                10,996,905
                                                          ================                           ===============


(1) To eliminate amortization expense recorded during 1998, resulting in a higher impairment loss.

(2) To eliminate expenses associated with maintenance of the assets sold, primarily patent costs and minimum royalty payments.

(3)  To eliminate interest expense incurred on convertible notes during 1998.

(4)  To eliminate license fees received on sublicense of the assets sold.